EXHIBIT 10.21
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                              EMPLOYMENT AGREEMENT
                              --------------------

      THIS AGREEMENT is entered into as of July 1, 1999 (the "EFFECTIVE DATE"), by and between AMERICAN MICRO COMPUTER CENTER, INC., a Florida corporation (the "COMPANY"), and JOHN B. GALLAGHER (the "EMPLOYEE"). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Acquisition Agreement (as defined herein).

      RECITALS. Pursuant to a Merger Agreement dated as of June 29, 1999 (the "Merger Agreement"), the Company is the surviving corporation of a merger with American Surgical Supply Corp. of Florida d/b/a American Micro Computer Cener ("AMCC"). Employee's participation in the business of the Company is essential to the Company's success. The parties wish to provide for the employment of Employee by the Company from and after the date hereof, and to restrict the ability of Employee to compete with the Company, all on the terms and conditions herein set forth.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. EMPLOYMENT. Subject to Section 3 below, the Company hereby employs Employee for a term of two (2) years (the "EMPLOYMENT TERM"), commencing on the Effective Date, to serve as President of the Company and to perform such services and duties as are consistent with such position. Employee hereby accepts such employment. During the term of his employment hereunder, except with respect to Employee's duties as Co-President and Co-Chairman of European Micro Holdings, Inc., a Nevada corporation and parent corporation of the Company ("EMCC"), Employee shall devote substantially all of his business time, attention, knowledge and skills faithfully, diligently and to the best of his ability to perform his duties hereunder, and Employee shall not engage in any venture or activity which materially interferes with Employee's performance of his duties hereunder.

      2. COMPENSATION AND BENEFITS. During the Employment Term, the Company shall pay Employee the compensation and other amounts set forth below.

          2.1. SALARY. The Company shall pay Employee a salary ("SALARY") of ONE-HUNDRED-FOUR THOUSAND DOLLARS ($104,000) per annum during the Employment Term, payable in installments according to the Company's regular payroll practices and subject to such deductions as may be required by law.

          2.2. BENEFITS. Employee shall receive: (i) a Company automobile; (ii) the employee benefits and perquisites provided by the Company to its executive officers from time-to-time, which shall in any case be consistent with EMCC's policies relating to subsidiary compensation and benefit plans; and (ii) reimbursement for reasonable and necessary out-of-pocket expenses incurred in the performance of his duties hereunder, including but not limited to travel and

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entertainment  expenses (such expenses shall be reimbursed by the Company,  from time to time, upon presentation of appropriate receipts therefor).

      3.  TERMINATION.
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          3.1.  Employee's  employment  pursuant  to  this  Agreement  shall  be terminated by the first to occur of the following events.

                (a) The death of Employee.

                (b) The Complete Disability of Employee. "COMPLETE DISABILITY" as used herein shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for in this Agreement for an aggregate of one-hundred-twenty (120) days within any period of twelve (12) consecutive months during the term hereof, as certified by a licensed competent physician ("FIRST PHYSICIAN"). In the event that either party disputes the First Physician's determination of the Employee's disability, such party (the "OBJECTING PARTY") shall so notify the other party (the "OTHER PARTY") in writing within ten (10) days after receipt of the First Physician's certification of disability ("NOTICE OF DISPUTE"). For a period of fifteen (15) days following the Other Party's receipt of the Notice of Dispute, the parties shall cause a licensed physician selected by the Objecting Party (the "RECORD PHYSICIAN") and the First Physician to attempt to agree on whether the Employee is completely disabled within the meaning of this section. If after such fifteen
(15) day period no agreement is reached, the dispute shall be resolved by an independent licensed physician jointly selected by the First Physician and Second Physician (the "INDEPENDENT PHYSICIAN"), whose determination of disability, or absence thereof, shall be final and binding upon the parties. Employee shall be reasonably available to be examined by each of the physicians selected hereunder. Each party shall pay the fees of the physician appointed by him. If the Independent Physician agrees with Employee's position on disability, the Company shall pay the fees and expenses of the Independent Physician. If the Independent Physician does not agree with Employee's position on disability, the Employee shall pay the fees and expenses of the Independent Physician.

                (c) The  resignation  of  Employee.  Employee  may  resign   his
employment at any time upon three (3) months' prior written notice.

                (d) The discharge of Employee by the Company for Cause. "Cause" as used herein shall mean:

                    (i) illegal drug use or alcohol abuse, as determined by the Company after investigation, notice of the charge to Employee and after allowing Employee an opportunity to explain the conduct in question;

                    (ii) conviction of a felony or a crime involving moral turpitude;

                    (iii) acts of fraud by Employee against the Company or its affiliates, or in connection with the performance of his duties hereunder, as determined by the Company after investigation, notice of the charge to Employee and after allowing Employee an opportunity to dispute the charge in question; or



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                    (iv) the  Employee's  willful  failure  or refusal to comply with the provisions of this Agreement or to perform Employee's duties and obligations under this Agreement (a "DEFAULT"); provided, however, that in the case of this Subsection (iv), termination for "Cause" shall occur only if the Company has given written notice of the Default to Employee and Employee has failed to cure the Default in question during a period of seven (7) days after the date of Employee's receipt of such notice.

          3.2. Upon any termination pursuant to Section 3.1, the Company shall be released from all obligations hereunder (except for the obligation to pay any compensation and benefits described in Section 2 hereof which are accrued and unpaid as of the date of termination), including, without limitation, the obligation to compensate Employee pursuant to Section 2 hereof.

      4.  CONFIDENTIALITY/COVENANT AGAINST UNFAIR COMPETITION.
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          4.1. The Company and the Employee  acknowledge that the services to be performed by the Employee under this Agreement are unique and extraordinary and, as a result of such employment, the Employee will be in possession of confidential information relating to the business practices of the Company. The term "CONFIDENTIAL INFORMATION" shall mean any and all information (verbal and written) relating to the Company or any of its affiliates, or any of their respective activities, other than such information which can be shown by the Employee to be in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of breach of the provisions of this Section 4.1, including, but not limited to, information relating to: trade secrets, personnel lists, financial information, research projects, services used, pricing, customers, customer lists and prospects, product sourcing, marketing and selling and servicing. The Employee agrees that he will not, during or for a period of two (2) years after the termination of employment, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any confidential information regarding the clients, customers, product sources or business practices of the Company acquired by the Employee during his employment by the Company, without the prior written consent of the Company.

          4.2. Employee agrees that during the Employment Term and for a period of two (2) years following the termination of his employment (for any reason), he will not, for his own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation, or other legal entity, as principal, agent or otherwise:

                    (i) own, control, manage, be employed by, consult with, or otherwise participate in, a business involved within the Trade Area (as hereinafter defined) in: (A) the wholesale distribution of computers, computer products, peripherals, and related parts, components and equipment; or (B) any other business activity which competes with the business conducted by the Company or any of their subsidiaries at any time during the one (1) year preceding the date of such termination (the activities described in this clause
(i) are hereinafter referred to collectively as the "BUSINESS");



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                    (ii) solicit or induce, or in any manner attempt to solicit, any person employed by EMCC or the Company or any of their subsidiaries to leave such employment, whether or not such employment is pursuant to a written contract and whether or not such employment is at will, or hire any person who has been employed by EMCC or the Company or any of their subsidiaries at any time during the six (6) month period preceding such hiring (except that Employee shall not be prohibited from hiring any person terminated by EMCC or the Company without cause, so long as such person is not solicited or hired until after his or her termination by EMCC or the Company); or

                    (iii) use or disclose any trade secrets or confidential information concerning the Business or any segment thereof Trade secrets and confidential information concerning the Business shall include, but not be limited to, (1) lists of names and addresses of customers and suppliers of the Company or its subsidiaries, and (2) software and computer programs, market research and data bases, sources of leads and methods of obtaining new business, and services employed by the Company, EMCC or their subsidiaries in the Business or any segment thereof.

          4.3. As used herein, the term "TRADE AREA" shall mean the United States and any other geographic area in which the Company conducted any significant business activities within the twelve (12) month period prior to the termination of this Agreement.

          4.4. Employee recognizes the importance of the covenant contained in this Section 4 and acknowledges that, based on his past experience and training as an executive of the Company and the projected expansion of the Company's business, the restrictions imposed herein are: (i) reasonable as to scope, time and area; (ii) necessary for the protection of the Company's legitimate business interests, including without limitation, the Company's trade secrets, goodwill, and its relationship with customers and suppliers; (iii) not unduly restrictive of any Employee's rights as an individual; and (iv) supported by adequate consideration. Employee acknowledges and agrees that the covenants contained in this Section 4 are essential elements of this Agreement and that but for these covenants, EMCC would not have agreed to acquire the Company Common Stock or enter into this Agreement. Such covenants shall be construed as agreements independent of any other provision of this Agreement. The existence of any claim or cause of action against the Company by Employee, whether predicated on the breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants contained in this Section 4.

          4.5. If Employee commits a breach or threatens to commit a breach of any of the provisions of this Section 4, the Company shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this Section 4 specifically enforced by any court having equity jurisdiction, through injunctive or other relief (without any bond or security being required to be posted), it being acknowledged that any such breach or threatened breach will cause irreparable injury to the Company, the amount of which will be difficult to determine, and that money damages will not provide an adequate remedy to the Company.



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          4.6. If any covenant contained in this Section 4, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to reduce the duration, scope and/or area of such covenant and, in its reduced form, said covenant shall then be enforceable. If Employee breaches the covenants set forth in this Section 4, the running of the non-compete period described herein (but not his obligation) shall be tolled for so long as such breach continues. The provisions of this Section 4 shall survive the expiration and termination of this Agreement, and the termination of Employee's employment hereunder.

      5.  COMPANY PROPERTY.
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          5.1. The Company  shall be the sole owner of all products and proceeds of the Employee's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Employee may acquire, obtain, develop or create in connection with and during the term of the Employee's employment hereunder, free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive compensation hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title and interest in or to any such properties. Upon the termination of the Employee's employment for any reason whatsoever, all documents, records, notebooks, equipment, price lists, specifications, programs, customer and prospective customer lists and other materials which refer or relate to any aspect of the Business which are in the possession of the Employee (including all copies thereof), shall be promptly returned to the Company.

          5.2. The Employee agrees that all processes, technologies and inventions ("INVENTIONS"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during his employment by the Company shall belong to the Company, provided that such Inventions grew out of the Employee's work with the Company, are related in any manner to the Business or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Employee shall (i) promptly disclose such Inventions to the Company; (ii) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries; (iii) sign all papers necessary to carry out the foregoing; and (iv) given testimony in support of his inventorship.

      6. SUCCESSORS. This Agreement is personal to Employee and without the prior written consent of the Company shall not be assignable by Employee. This Agreement is not assignable by the Company except in connection with the sale of all or substantially all of the Company's assets. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.



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      7.  MISCELLANEOUS.
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          7.1.  MODIFICATION AND WAIVER. Any term or condition of this Agreement may be waived at any time by the party hereto that is entitled to the benefit thereof; provided, however, that any such waiver shall be in writing and signed by the waiving party, and no such waiver of any breach or default hereunder is to be implied from the omission of the other party to take any action on account thereof a waiver on one occasion shall not be deemed to be a waiver of the same or of any other breach on a future occasion. This Agreement may be modified or amended only by a writing signed by both parties hereto.

          7.2. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida. Any dispute, controversy, or question of interpretation arising under, out of, in connection with, or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be resolved by litigation as provided in Section 11.4 of the Acquisition Agreement.

          7.3. TAX WITHHOLDING. The Company may withhold from any amounts payable under this Agreement such taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          7.4. SECTION CAPTIONS. Section and other captions contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          7.5. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

          7.6. INTEGRATED AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes any other employment agreements executed before the date hereof. There are no agreements, understandings, restrictions, representations, or warranties among the parties other than those set forth herein or herein provided for.

          7.7. INTERPRETATION. No provision of this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted such provision. For purposes of this Agreement: "herein," "hereby," "hereunder," "herewith," "hereafter," and "hereinafter" refer to this Agreement in its entirety, and not to any particular Section or subsection. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

          7.8. NOTICES. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person or by facsimile transmission (with confirmation transmission), or upon the expiration of four (4) days after


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the date sent, if sent by Federal Express (or similar overnight courier service)
to the parties at the following addresses:

             If to Employee:         John B. Gallagher
                                     6073 N.W. 167th Street
                                     Unit C-25
                                     Miami, Florida 33015

             If to the Company:      c/o Technology Express
                                     808 Third Avenue, South
                                     Nashville, Tennessee  37210
                                     Attention:  Harry D.Shields, Co-President

             With a copy to:         Kirkpatrick & Lockhart LLP
                                     201 South Biscayne Boulevard
                                     Suite 2000
                                     Miami, Florida  33131
                                     Attention:  Clayton E. Parker, Esq.

      Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein. Any notice may be given on behalf of a party by its counsel.

          7.9. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS WHETHER VERBAL OR WRITTEN OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

          7.10. ATTORNEYS' FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.



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      IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the Effective Date.

                                COMPANY:

                                AMERICAN MICRO COMPUTER CENTER, INC.

                                By:     /s/ Harry D.Shields
                                   ------------------------------
                                Name:   Harry D.Shields
                                Title:  President


                                EMPLOYEE:


                                      /s/ John B. Gallagher
                                ---------------------------------
                                John B. Gallagher






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